EXHIBIT 31.2
CERTIFICATION

PURSUANT TO RULE 13a-14(a) OR 15d-14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION

302 OF THE

SARBANES-OXLEY ACT OF 2002
I, Ronald N. South, certify that:
1.
I have reviewed this quarterly report on Form 10-Q of Henry Schein,

Inc.;
2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a
material fact necessary to make the statements made, in light of the circumstances under which such
statements were made, not misleading with respect to the period covered by this report;
3.
Based on my knowledge, the financial statements, and other financial information included in this report,
fairly present in all material respects the financial condition, results of operations and cash flows of the
registrant as of, and for, the periods presented

in this report;
4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure
controls and procedures (as defined in Exchange Act Rules 13a-15(e)

and 15d-15(e)) and internal control
over financial reporting (as defined in Exchange Act Rules 13a-15(f) and

15d-15(f)) for the registrant and
have:
(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures
to be designed under our supervision, to ensure that material information relating to the registrant,
including its consolidated subsidiaries, is made known to us by others within those entities,
particularly during the period in which this report is being prepared;
(b)
Designed such internal control over financial reporting, or caused such internal control over financial
reporting to be designed under our supervision, to provide reasonable assurance regarding the
reliability of financial reporting and the preparation of financial statements for external purposes in
accordance with generally accepted accounting principles;
(c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this
report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end
of the period covered by this report based on such evaluation; and
(d)
Disclosed in this report any change in the registrant's internal control over financial reporting that
occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the
case of an annual report) that has materially affected, or is reasonably likely to materially affect, the
registrant's internal control over financial reporting; and
5.
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal
control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of
directors (or persons performing the equivalent functions):
(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over
financial reporting which are reasonably likely to adversely affect the registrant's ability to record,
process, summarize and report financial information; and
(b)
Any fraud, whether or not material, that involves management or other employees who have a
significant role in the registrant's internal control over financial reporting.
Date: November 4, 2025 /s/ Ronald N. South
Ronald N. South
Senior Vice President and
Chief Financial Officer